Financial Statements

SBL Variable Annuity Account I
Year Ended December 31, 2020
With Report of Independent Registered Public Accounting Firm

SBL Variable Annuity Account I

Financial Statements

Year Ended December 31, 2020

Contents

Report of Independent Registered Public Accounting Firm	1

Audited Financial Statements

Statements of Net Assets
Statements of Operations and Change in Net Assets
Notes to Financial Statements
1. Organization and Significant Accounting Policies
2. Variable Annuity Contract Charges
3. Summary of Unit Transactions
4. Financial Highlights
5. Subsequent Events

3 4 6 6 8 9 10 11

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Security Benefit Life Insurance Company and Contract Owners of SBL Variable Annuity Account I

Opinion on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts listed in the Appendix that comprise SBL Variable Annuity Account I (the Separate Account), as of December 31, 2020 and the related statements of operations and changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2020, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ ERNST & YOUNG LLP

We have served as the Separate Account’s auditor since 1981.

April 28, 2021

Appendix

Subaccounts comprising SBL Variable Annuity Account I

Subaccounts	Statements of operations and changes in net assets
Guggenheim Large Cap Value	For each of the two years in the period ended December 31, 2020
Guggenheim StylePlus Large Core	For each of the two years in the period ended December 31, 2020
Guggenheim StylePlus Mid Growth	For each of the two years in the period ended December 31, 2020
Guggenheim US Investment Grade Bond	For each of the two years in the period ended December 31, 2020

SBL Variable Annuity Account I
Statements of Net Assets
December 31, 2020

Subaccount	Number of Shares	Cost	Assets at Market Value	Total Assets	Uncollected Actuarial Risk Fee Payable	Net Assets	Units Outstanding	Unit Values

Series B	24,067	$ 443,848	$ 494,102	$ 494,102	$ (11)	$ 494,091	24,037	$ 20.53
Series E	731,999	15,895,049	17,311,769	17,311,769	(6,283)	17,305,486	731,999	23.65
Series I	145,146	6,109,685	6,133,866	6,133,866	(2,325)	6,131,541	144,980	42.26
Series U	5,212	219,771	250,907	250,907	(77)	250,830	5,204	48.14

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account I
Statements of Operations and Change in Net Assets
Years Ended December 31, 2020 and 2019, Except as Noted

	Series B	Series E	Series I
Net assets as of December 31, 2018	$432,067	$15,581,310	$6,266,765
Investment income (loss):
Dividend distributions	9,442	251,835	102,468
Investment Expenses:
Mortality and expense risk and administrative charges	(3,288)	(139,152)	(52,193)
Net investment income (loss)	6,154	112,683	50,275
Increase in net assets from operations:
Capital gain distributions	-	28,097	392,195
Realized capital gain (loss) on investments	1,642	(74,996)	34,402
Change in unrealized appreciation (depreciation)	7,056	4,258,522	759,449
Net gain (loss) on investments	8,698	4,211,623	1,186,046
Net increase in net assets from operations	14,852	4,324,306	1,236,321
Contract owner transactions:
Variable annuity deposits	15,648	12,278	79,317
Terminations, withdrawals and annuity payments	(52,671)	(2,361,450)	(729,520)
Transfers between subaccounts, net	-	(26,235)	(44,884)
Maintenance charges and mortality adjustments	1,835	37,261	17,562
Increase (decrease) in net assets from contract transactions	(35,188)	(2,338,146)	(677,525)
Total increase (decrease) in net assets	(20,336)	1,986,160	558,796
Net assets as of December 31, 2019	$411,731	$17,567,470	$6,825,561
Investment income (loss):
Dividend distributions	10,561	129,630	178,428
Investment Expenses:
Mortality and expense risk and administrative charges	(3,560)	(115,666)	(42,498)
Net investment income (loss)	7,001	13,964	135,930
Increase in net assets from operations:
Capital gain distributions	10,153	1,348,970	233,982
Realized capital gain (loss) on investments	1,615	108,502	(36,261)
Change in unrealized appreciation (depreciation)	39,608	1,084,157	(288,987)
Net gain (loss) on investments	51,376	2,541,629	(91,266)
Net increase in net assets from operations	58,377	2,555,593	44,664
Contract owner transactions:
Variable annuity deposits	167	104,005	42,778
Terminations, withdrawals and annuity payments	(16,351)	(2,776,471)	(785,087)
Transfers between subaccounts, net	40,167	(145,111)	3,625
Maintenance charges and mortality adjustments	-	-	-
Increase (decrease) in net assets from contract transactions	23,983	(2,817,577)	(738,684)
Total increase (decrease) in net assets	82,360	(261,984)	(694,020)
Net assets as of December 31, 2020	$494,091	$17,305,486	$6,131,541

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account I
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

Series U
Net assets as of December 31, 2018	$165,306
Investment income (loss):
Dividend distributions	2,089
Investment Expenses:
Mortality and expense risk and administrative charges	(1,565)
Net investment income (loss)	524
Increase in net assets from operations:
Capital gain distributions	2,122
Realized capital gain (loss) on investments	(1,180)
Change in unrealized appreciation (depreciation)	48,752
Net gain (loss) on investments	49,694
Net increase in net assets from operations	50,218
Contract owner transactions:
Variable annuity deposits	-
Terminations, withdrawals and annuity payments	(16,585)
Transfers between subaccounts, net	(3,151)
Maintenance charges and mortality adjustments	-
Increase (decrease) in net assets from contract transactions	(19,736)
Total increase (decrease) in net assets	30,482
Net assets as of December 31, 2019	$195,788
Investment income (loss):
Dividend distributions	915
Investment Expenses:
Mortality and expense risk and administrative charges	(1,571)
Net investment income (loss)	(656)
Increase in net assets from operations:
Capital gain distributions	30,807
Realized capital gain (loss) on investments	964
Change in unrealized appreciation (depreciation)	28,819
Net gain (loss) on investments	60,590
Net increase in net assets from operations	59,934
Contract owner transactions:
Variable annuity deposits	-
Terminations, withdrawals and annuity payments	(6,703)
Transfers between subaccounts, net	1,811
Maintenance charges and mortality adjustments	-
Increase (decrease) in net assets from contract transactions	(4,892)
Total increase (decrease) in net assets	55,042
Net assets as of December 31, 2020	$250,830

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account I
Notes to Financial Statements
December 31, 2020

1. Organization and Significant Accounting Policies

SBL Variable Annuity Account I (the Account) is a deferred variable annuity contract offered by Security Benefit Life Insurance Company (SBL). The Account is an investment company as defined by Financial Accounting Standard Board (FASB) Accounting Standard Codification (ASC) 946. The Account follows the accounting guidance as outlined in ASC 946. Purchase payments for the Account are allocated to one or more of the subaccounts that comprise the Account.   The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended.  As directed by the owners, amounts directed to each subaccount are invested in a designated mutual fund as follows:

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser

Guggenheim Large Cap Value	A	Security Investors, LLC	-
Guggenheim StylePlus Large Core	A	Security Investors, LLC	-
Guggenheim StylePlus Mid Growth	A	Security Investors, LLC	-
Guggenheim US Investment Grade Bond	A	Security Investors, LLC	-

Four subaccounts are currently offered by the Account, all of which had activity.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from SBL’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business SBL may conduct.

SBL Variable Annuity Account I
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Investment Valuation

Investments in mutual fund shares are carried in the statements of net assets at market value (net asset value of the underlying mutual fund).  Investment transactions are accounted for on the trade date.  Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold.  The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

The cost of investment purchases and proceeds from investments sold for the year ended December 31, 2020, were as follows:

Subaccount	Cost of Purchases	Proceeds from Sales

Series B	$ 60,974	$ 19,845
Series E	1,586,070	3,044,323
Series I	453,009	823,291
Series U	33,535	8,291

Market Risk

Each subaccount invests in shares of a single underlying fund.  The investment performance of each subaccount will reflect the investment performance of the underlying fund less separate account expenses. There is no assurance that the investment objective of any underlying fund will be met.  A fund calculates a daily net asset value per share (“NAV”) which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contractholders’ investments in the funds and the amounts reported in the statements of net assets. The contractholder assumes all of the investment performance risk for the subaccounts selected.

Annuity Assets

Annuity Assets relate to contracts that have matured and are in the payout stage. Such assets are computed on the basis of published mortality tables using assumed interest rates that will provide assets as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity assets, and any resulting adjustment is either charged or credited to SBL and not to the Account.

The annuity assets for December 31, 2020 by subaccount are as follows:

Subaccount	Annuity Assets

Series B	$ 8,793
Series E	155,449
Series I	127,245

Reinvestment of Dividends

Dividend and capital gain distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective fund. Dividend income and capital gain distributions are recorded as income on the ex-dividend date.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of SBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, SBL does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under contracts. Based on this,

SBL Variable Annuity Account I
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

no charge is being made currently to the Account for federal income taxes. SBL will review periodically the status of this policy in the event of changes in the tax law.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

As the economic and regulatory environment continues to evolve related to COVID-19, we cannot reasonably estimate the length or severity of this event or the impact to Separate Account performance and financial results. However, in general, a deterioration in general economic and business conditions can have a negative impact on individual unit values and could cause a net decrease in net assets resulting from operations of the separate account.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

The Account invests in shares of open-end mutual funds, which process contractholders directed purchases, sales and transfers on a daily basis at the funds’ computed net asset values (NAVs).  The fair value of the Account’s assets is based on the NAVs of mutual funds, which are obtained from the custodians and reflect the fair values of the mutual fund investments.  The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund.  That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund.

2. Variable Annuity Contract Charges

Mortality and Expense Risk Charge: Mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 0.795% of the net asset value of each contract, of which 0.675% is for assuming mortality risks and the remainder is for assuming expense risks.  During the accumulation period, the mortality and expense risk fee is assessed daily and accrued as a liability to the contract. The accrued mortality and expense risk fee will be deducted from cash dividends and other cash distributions by the fund to the Account, or to the extent accrued and unpaid, from the value of any accumulation units surrendered by the owner or participant.  The deduction is based on the daily value of the Account, and equivalent to 0.795% on an annual basis.  These charges are presented as expenses on the statements of changes in net assets under Mortality and expense risk and administrative charges line item.

Premium Tax Charge: When applicable, an amount for state premium taxes is deducted as provided by pertinent state law either from purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

SBL Variable Annuity Account I
Notes to Financial Statements (continued)

3. Summary of Unit Transactions

The changes in units outstanding for the periods December 31, 2020 and 2019, were as follows:

		2020			2019
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

Series B	3,055	(1,000)	2,055	1,364	(2,929)	(1,565)
Series E	67,138	(132,228)	(65,090)	14,880	(120,217)	(105,337)
Series I	10,898	(20,604)	(9,706)	13,294	(18,055)	(4,761)
Series U	699	(177)	522	133	(574)	(441)

SBL Variable Annuity Account I
Notes to Financial Statements (continued)

4. Financial Highlights

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2020, were as follows:

Subaccount	Units	Unit Values ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios (%) (2)	Total Returns (%) (3)(4)

Series B
2020	24,037	20.53	494,091	0.02	0.795	9.67
2019	21,982	18.72	411,731	2.24	0.795	2.02
2018	23,547	18.35	432,067	2.47	0.795	(1.61)
2017	25,783	18.65	482,800	3.19	0.795	2.98
2016	27,597	18.11	501,326	3.48	0.795	1.34
Series E
2020	731,999	23.65	17,305,486	0.01	0.795	7.70
2019	797,089	21.96	17,567,470	1.52	0.795	27.60
2018	902,426	17.21	15,581,310	1.25	0.795	(24.19)
2017	843,699	22.70	19,198,556	0.94	0.795	2.71
2016	816,657	22.10	18,058,002	0.75	0.795	9.95
Series I
2020	144,980	42.26	6,131,541	0.03	0.795	(4.28)
2019	154,686	44.15	6,825,561	1.57	0.795	12.69
2018	159,447	39.18	6,266,765	0.79	0.795	(15.40)
2017	168,587	46.31	7,823,262	1.05	0.795	6.51
2016	172,570	43.48	7,506,303	1.39	0.795	15.67
Series U
2020	5,204	48.14	250,830	0.00	0.795	15.20
2019	4,682	41.79	195,788	1.16	0.795	29.58
2018	5,123	32.25	165,306	0.92	0.795	(27.76)
2017	4,251	44.64	189,780	0.39	0.795	9.98
2016	6,910	40.59	280,904	0.58	0.795	7.52

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. Average net assets is a simple average of net assets and will not reflect offsetting changes in net assets occurring within a year. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

SBL Variable Annuity Account I
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

(2)  These ratios represent the annualized contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to the unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.  The total return is calculated for the period indicated or from the inception date through the end of the reporting period.

(4) Unit value information is calculated on a daily basis regardless of whether or not the subaccount has contractholders.

5. Subsequent Events

The Account has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.